ACQUISITION	12 Months Ended
Dec. 31, 2014
Acquisition
ACQUISITION

On October 1, 2008, the Company entered into an Asset Purchase Agreement with Cory Wiedel and Ryan Zink (the “Shareholders”), and NDS Nutritional Products, Inc. (“NDS”), a Nebraska corporation. The Company purchased substantially all of the tangible properties, equipment, tenant improvements, customer accounts, customer lists, goodwill, software, intellectual property, component inventory and all insurance benefits, including rights and proceeds in or related to the retail operations of NDS, in accordance with the provisions of the definitive transaction documents.  The estimated purchase price was $2,645,684.  In addition to $700,000 in cash, the purchase price consisted of promissory notes and an earn-out based on gross profits of NDS.

On September 30, 2009, the Company amended the terms to the above referenced Asset Purchase Agreement originally dated October 1, 2008 by and between the Shareholders, NDS and the Company. Under the terms of the amendment, all remaining obligations payable by the Company in connection with the earn-out and outstanding secured promissory notes were replaced in their entirety by a new promissory note (the “New Note”) with an original principal amount of $621,775.01 payable in monthly installments commencing as of March 1, 2010, accruing at the rate of eight percent (8%) per annum, and due and payable in full on December 31, 2010.

On November 15, 2010, the Company entered into an Amended and Restated Secured Promissory Note by and among FitLife Brands, Inc., NDS Nutrition Products, Inc. and NDS Nutritional Products, Inc., as well as other ancillary documents in connection with such transaction in replacement of that certain Secured Promissory Note by and among the parties dated September 30, 2009. The Amended and Restated Secured Promissory Note, which became effective December 1, 2010, calls for an initial payment by the Company of $205,000 on December 1, 2010 and ongoing monthly payments of $17,350 throughout 2011 in full satisfaction of the note. The Secured Promissory Note, which was replaced by the Amended and Restated Secured Promissory Note, had a remaining principal balance of approximately $400,000 and matured in December of 2010.

The Company hired a third-party expert to prepare a valuation analysis to assist management of the Company in its allocation of the purchase price, primarily through the determination of the fair value and remaining useful lives of the intangible assets from the acquisition of NDS Nutritional Products, Inc. in 2008. Based on that analysis, the Company determined that there was no impairment for the year ended December 31, 2014 or 2013.

The amortization expense for all intangible assets is grouped with the depreciation expense for the related reporting period, and reported in the Statements of Operations and the Statements of Cash Flows as “Depreciation and amortization” expense. The Company calculates the weighted average of the average amortization period, in total and by major define-lived intangible asset on a straight-line basis over the estimated useful lives of the related assets that is ten years in accordance with the agreements with the above intangible assets.

The Company had total amortization expense of $219,749 for December 31, 2014 and December 31, 2013.